SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 11, 2014
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (1) Ryan J. Misasi joined Farmers & Merchants Bank of Central California on June 2, 2014, as Executive Vice President, Retail Banking.

(c) (3) The information required for this item is incorporated by reference from the employment agreement filed as Exhibit 10.10 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

10.10	Employment Agreement effective June 2, 2014, between Farmers & Merchants Bank of Central California and Ryan J. Misasi, filed on the Registrants Form 8-K dated June 11, 2014.

99	Press release announcing the appointment of Ryan J. Misasi as Executive Vice President, Retail Banking of Farmers & Merchants Bank of Central California.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

By	/s/ Stephen W. Haley
Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date: June 12, 2014